 QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

     CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  June 29, 2000

YAHOO! INC.
(Exact name of registrant as specified in its charter)

0-26822
(Commission File Number)

Delaware (State or other jurisdiction of incorporation or organization)	77-0398689 (I.R.S. Employer Identification No.)

3420 Central Expressway
Santa Clara, California 95051
(Address of principal executive offices, with zip code)

(408) 731-3300
(Registrant's telephone number, including area code)

Item 5.  Other Events

    On June 28, 2000, Yahoo! Inc., a Delaware corporation ("Yahoo!"), announced it has signed a definitive agreement to acquire eGroups, Inc. A copy of the press release regarding this transaction is attached as Exhibit 99.1 hereto and incorporated by reference herein.

    The press release filed as an exhibit to this report includes "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that more thorough discussions of factors affecting the Company's operating results are included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and the quarterly report on Form 10-Q for the three-month period ended March 31, 2000 filed with the Securities and Exchange Commission (www.sec.gov).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

              99.1  Press Release dated June 28, 2000

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YAHOO! INC.

By:	/s/ JEFF MALLETT Jeff Mallett President and Chief Operating Officer

Date: June 29, 2000

YAHOO! INC.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated June 28, 2000

QuickLinks

FORM 8-K
  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
INDEX TO EXHIBITS